UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 23, 2015, Alliance One International, Inc. (the “Company”) received a notice (the “Notice”) from NYSE Regulations, Inc. that it is not in compliance with the continued listing standards set forth in Section 802.01C of the Listed Company Manual (“Section 802.01C”) of the New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance is based on the average closing price of the Company’s common stock being less than $1.00 over a consecutive 30 trading-day period.

Pursuant to NYSE rules, the Company has 10 business days from the receipt of the Notice to submit its intent to cure this deficiency. On March 24, 2015, the Company submitted to the NYSE a plan outlining the actions it intends to complete to achieve compliance with the continued listing standards of Section 802.01C, which will include pursuing the reverse split of its common stock on the terms described in the Company’s second Current Report on Form 8-K filed on March 11, 2015, which is incorporated herein by reference.

In accordance with Section 802.01C, the Company has six months from the date of receipt of the Notice to achieve compliance with the continued listing standards of Section 802.01C. The Company can regain compliance with the minimum average closing price standard at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period, the Company has (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The Company’s common stock will continue to be listed and traded on the NYSE during this six-month cure period, subject to the Company’s compliance with the NYSE’s other applicable continued listing standards, under the symbol “AOI,” but will be assigned a “.BC” indicator by the NYSE to signify that the Company is not currently in compliance with the NYSE’s continued listing standards. In the event that the Company fails to achieve compliance with the continued listing standards of Section 802.01C by the expiration of the six-month cure period, Section 802.01C calls for the NYSE to commence procedures for suspension and delisting of the Company’s common stock.

On March 24, 2015, the Company issued a press release announcing, among other things, its receipt of the Notice. A copy of that press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Press Release dated March 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2015

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated March 24, 2015